SUPPLEMENT DATED FEBRUARY 14, 2019
TO THE STATEMENT OF ADDITIONAL INFORMATION
 DATED JULY 15, 2018, AS REVISED AUGUST 15, 2018,
OF

MORNINGSTAR FUNDS TRUST
Morningstar U.S. Equity Fund
Morningstar International Equity Fund
Morningstar Global Income Fund
Morningstar Total Return Bond Fund
Morningstar Municipal Bond Fund
Morningstar Defensive Bond Fund
Morningstar Multisector Bond Fund
Morningstar Unconstrained Allocation Fund
Morningstar Alternatives Fund
(each, a “Fund,” and collectively, the “Funds”)

The Statement of Additional Information is amended by adding the following paragraph to the end of the section entitled “Investment Strategies, Policies, and Risks—Exchange-Traded Funds and Other Registered Investment Companies”:

Each Fund may invest in one or more ETFs or other investment companies that track indices developed or maintained by Morningstar, Inc. (each, a "Morningstar Index").  As an index provider, Morningstar, Inc. receives licensing fees calculated based upon the level of net assets invested in ETFs or other investment products that track its indices. To mitigate the potential conflict of interest that could arise from a Fund investing in an ETF or other investment product that tracks a Morningstar Index, Fund assets invested in such an ETF or other investment product are excluded from the calculation of licensing fees paid to Morningstar, Inc.